Annual Report

Short-Term Bond Fund

May 31, 2002

T. Rowe Price



TABLE OF CONTENTS

Highlights                                                          1

Portfolio Manager's Report                                          2
  Economy and Interest Rates                                        2
  Performance Review                                                3
  Strategy Review                                                   3
  Outlook                                                           5

  Performance Comparison                                            6

  Financial Highlights                                              7

  Statement of Net Assets                                           8

  Statement of Operations                                          17

  Statement of Changes in Net Assets                               18

  Notes to Financial Statements                                    19

  Report of Independent Accountants                                25

  About the Fund's Directors and Officers                          26



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Highlights


o Interest rates rose over the past six months, as signs emerged that the economy was strengthening.

o The Short-Term Bond Fund's 6- and 12-month performance surpassed the Lipper peer group, but modestly trailed the Lehman Brothers 1-3 Year U.S. Government/Credit Index.

o Asset- and mortgage-backed securities were star performers, but several investment-grade bonds weighed on returns for the six-month period.

o We expect the economy to grow moderately in coming months, the Fed to nudge up interest rates in the second half, and dividends to generate the bulk of returns going forward.



Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Short-Term Bond Fund                                  1.43%                6.24%

Lipper Short Investment-Grade
Debt Funds Average                                    1.25                 5.00

Lehman Brothers 1-3 Year
U.S. Government/Credit Index                          1.77                 6.46



Price and Yield
--------------------------------------------------------------------------------

                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------
Price Per Share                            $          4.80      $          4.75

Dividends Per Share

  For 6 months                                        0.13                 0.12

  For 12 months                                       0.27                 0.25

30-Day Dividend Yield *                               5.16%                4.88%

30-Day Standardized
Yield to Maturity                                     4.35                 4.47

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------


In a challenging economic environment, the Federal Reserve aggressively lowered interest rates throughout 2001 and held them steady this far in 2002. The Short-Term Bond Fund delivered modest gains from income in the latest six months and solid gains from income and capital appreciation during the 12 months ended May 31, 2002, as investors flocked to the relative safe haven of high-quality bonds.


ECONOMY AND INTEREST RATES


Interest Rate Levels
--------------------------------------------------------------------------------


                  2-Year            5-Year           Federal Funds
                  Treasury          Treasury         Target
                  Note              Note             Rate
--------------------------------------------------------------------------------
5/31/01           4.18              4.91             4.00
6/01              4.24              4.95             3.75
7/01              3.79              4.53             3.75
8/01              3.63              4.38             3.50
9/01              2.85              3.80             3.00
10/31/01          2.42              3.47             2.50
11/01             2.84              4.06             2.00
12/01             3.02              4.30             1.75
1/02              3.16              4.37             1.75
2/02              3.06              4.19             1.75
3/31              3.72              4.84             1.75
4/02              3.22              4.41             1.75
5/31/02           3.19              4.35             1.75


The economy changed dramatically over the past six months, creeping from recession to expansion as signs of recovery emerged early in 2002. GDP growth accelerated to an annualized 6.1% in the first quarter as manufacturers restored inventories that had been depleted during last year's slowdown. At the same time, corporate cost-cutting and strong labor productivity improved profit margins, spurring an increase in capital investment. With inflation subdued, the Federal Reserve reduced the fed funds target rate to 1.75% near the end of 2001, and held it steady through the end of the reporting period to encourage recovery.

Signs of an economic revival pushed rates up somewhat in early 2002, but for the fund's fiscal year overall, rates have come down considerably. Over the last 12 months, the Treasury yield curve steepened as short-maturity yields fell further than the yields of long-term issues. Short-term interest rates, as measured by the federal funds rate, declined 225 basis points (100 basis points equal one percentage point). Two-year Treasury notes declined 99 basis points while intermediate five-year Treasury yields declined 56 basis points. Since last May, investment-grade corporate bonds and mortgage-backed securities outperformed Treasuries, as declining rates highlighted the yield advantage offered by these issues.



PERFORMANCE REVIEW

For the 6- and 12-month periods ended May 31, 2002, the Short-Term Bond Fund provided returns of 1.43% and 6.24%, respectively. Our results surpassed the Lipper Short Investment-Grade Debt Funds Average but lagged the unmanaged Lehman Brothers 1-3 Year U.S. Government/Credit Index, which has no expenses. The latest six-month performance reflected a $0.05 decline in net asset value to $4.75, which was more than offset by dividends of $0.12 per share.



STRATEGY REVIEW


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------
Corporate Bonds and Notes                               45%                  46%

Mortgage-Backed Securities                              20                   17

Asset-Backed Securities                                 11                   15

U.S. Government Obligations                             17                   15

Short-Term Obligations                                   2                    6



The fund achieved its performance advantage versus the Lipper peer group by maintaining a relatively high exposure to corporate, asset-backed, and mortgage-backed sectors while keeping exposure in Treasuries and other government obligations low. We successfully avoided defaults in the land mine-filled corporate bond market while maintaining a portfolio construction that benefited from changes in rates and the yield curve. At the time of our November report, we had taken steps to improve the portfolio's defensive characteristics in light of the economic shock following September 11. We trimmed our corporate bond and note position to 45% from 48% and focused on the banking and finance sectors, which benefited from the aggressive Federal Reserve easings. Concurrently, we upgraded the overall quality of our corporate bond holdings.

As the economy showed signs of recovering toward year-end, we began rebuilding the fund's corporate bond exposure, rotating some of the fund's higher-rated defensive holdings into lower-rated issues, especially in the industrial sector. Triple B rated holdings, for example, were increased to 23% at the end of May from 16% in November. Nevertheless, these shifts did not affect your fund's weighted average credit quality, which remained AA.


Quality Diversification
--------------------------------------------------------------------------------

AAA      39%

AA       18%

A        19%

BBB      23%

BB       1%

Based on T. Rowe Price research.


Another significant factor contributing to returns was our ability to minimize the damage caused by growing credit problems in the marketplace. Holdings, including Dynegy, WorldCom, Sprint Capital, Tyco International, and U.S. West Communications, detracted from performance in recent months. However, the fund's broad diversification and limited exposure to these distressed names, which represent less than 3% of the portfolio in aggregate, allowed us to escape relatively unscathed (as we prepared this report, accounting fraud was disclosed at WorldCom, which represented less than 0.5% of the fund's investments). T. Rowe Price's extensive research capabilities continue to help us navigate today's uncharacteristically treacherous corporate bond landscape. Once market participants become less prone to panic at the first sign of bad news, we believe that the fundamental debt-paying capabilities of these companies will become apparent and the prices of their bonds should recover.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------
Weighted Average Maturity (years)                      2.4                  2.1

Weighted Average Effective
Duration (years)                                       2.0                  1.8

Weighted Average Quality *                              AA                   AA

* Based on T. Rowe Price research.


Asset-backed securities, star performers throughout the fiscal year, were increased to 15% in May from 11% in November but remained below their 17% level a year ago. The fund's expanded asset-backed and corporate holdings were funded through the reduction of short-term U.S. government obligations and mortgage-backed securities, which have lower yields and are likely to underperform in the rising-rate environment we expect later this year.

For the first six months of the fiscal year (June through November 2001), the fund maintained a relatively long 2.1-year duration, which averaged about 10% longer than the peer group of short-term bond funds. This slightly more aggressive posture helped the fund generate superior relative performance in last year's declining interest rate environment. However, as the economy showed hints of recovering and the Fed's easing process appeared to end late last year, we systematically shortened duration. It now stands at 1.8 years-about 5% shorter than the peer group-reflecting our expectation that the next major move in interest rates will be higher.



OUTLOOK

We believe the conditions for a sustained economic recovery are in place. Previous fiscal stimulus programs and low inflation supported consumer strength during the recession, and now the depletion of inventories, plus the Fed's aggressive monetary easing, should spur production and investment. The Fed seems likely to maintain the "neutral" stance it recently adopted, meaning it sees the risks of rising inflation and renewed economic weakness as about evenly balanced. If the recovery continues, it is reasonable to anticipate a series of gradual fed funds rate increases-probably beginning before the end of this year.

Given the potential for the Fed to start raising short-term rates sometime this year, we expect to maintain the somewhat cautious approach we established over the past six months. Apart from the adverse effect of interest rate movements, however, the stronger economy should benefit corporate and other non-Treasury sectors, which represent a significant portion of the fund's holdings, but have suffered lately from credit concerns. Your fund will continue to seek an attractive balance of yield and capital preservation while maintaining overall high credit quality. In summary, we see a relatively flat bond environment and expect this year's returns to be generated primarily from income.

Respectfully submitted,

Edward A. Wiese
President and Chairman of the Investment Advisory Committee

June 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


SHORT-TERM BOND FUND
--------------------------------------------------------------------------------


                  Lehman Bros.
                  1-3 Year
                  U.S. Government/                   Short-TErm
                  Credit Index                       Bond Fund
--------------------------------------------------------------------------------
5/31/92           10.000                             10.000
5/31/93           10.696                             10.741
5/31/94           10.920                             10.886
5/31/95           11.735                             11.257
5/31/96           12.363                             11.773
5/31/97           13.186                             12.512
5/31/98           14.110                             13.372
5/31/99           14.867                             13.937
5/31/00           15.465                             14.410
5/31/01           17.060                             15.939
5/31/02           18.163                             16.935




Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended
5/31/02              1 Year         3 Years         5 Years           10 Years
--------------------------------------------------------------------------------
Short-Term
Bond Fund             6.24%           6.71%            6.24%             5.41%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                  Year
                  Ended
                 5/31/02     5/31/01     5/31/00     5/31/99     5/31/98

NET ASSET VALUE

Beginning of
period         $    4.71   $    4.52   $    4.63   $    4.69   $    4.65

Investment activities

  Net investment
  income (loss)     0.25*       0.28*       0.26        0.26        0.27

  Net realized
  and unrealized
  gain (loss)       0.04        0.19       (0.11)      (0.06)       0.04

  Total from
  investment
  activities        0.29        0.47        0.15        0.20        0.31


Distributions
  Net investment
  income           (0.25)      (0.28)      (0.26)      (0.26)      (0.27)


NET ASSET VALUE

End of period  $    4.75   $    4.71   $    4.52   $    4.63   $    4.69
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           6.24%*     10.61%*      3.39%       4.23%       6.87%

Ratio of total
expenses to average
net assets          0.55%*      0.59%*      0.72%       0.73%       0.72%

Ratio of net
investment income
(loss) to average
net assets          5.11%*      5.99%*      5.74%       5.44%       5.82%

Portfolio
turnover
rate                49.9%  77.6%[root]      50.7%       51.6%       73.0%


Net assets,
end of period
(in thousands) $ 696,375   $ 468,633   $ 286,671   $ 324,098   $ 331,955

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.55% voluntary expense limitation in effect from 10/1/00 through 5/31/04.

   [root] Excludes the effect of the acquisition of Summit Limited-Term Bond
          Fund's and Short-Term U.S. Government's Fund's assets.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2002


Statement of Net Assets                         Par/Shares                Value
--------------------------------------------------------------------------------
                                                             In thousands


CORPORATE BONDS AND NOTES  46.3%

Banking and Finance  9.9%

ABN AMRO Bank (Chicago), Sr. Sub. Notes
  7.25%, 5/31/05(misc. symbol)             $           340      $           364

AIG Sunamerica Global Financing XII,
  Sr. Notes, 144A 5.30%, 5/30/07                     3,450                3,499

Allstate Financial Global Funding,
  Sr. Notes, 144A 5.25%, 2/1/07                      4,500                4,517

AT&T Capital Corporation,
  Sr. Notes, 6.60%, 5/15/05                          1,110                1,100

Banco Generale, Sr. Notes,
  144A, 7.70%, 8/1/02                                2,700                2,707

CIT Group, Sr. Notes, 7.50%, 11/14/03                2,140                2,139

Citigroup, Sr. Notes, 5.75%, 5/10/06                 2,500                2,592

Countrywide Funding,
  Sr. Notes, 5.25%, 5/22/03                          3,450                3,528

First Union, Sr. Notes, 7.55%, 8/18/05               4,750                5,194

FleetBoston Financial,
  Sr. Notes, 7.25%, 9/15/05                          3,700                3,944

General Electric Capital,
  Sr. Notes, 5.00%, 6/15/07                          6,000                5,969

Goldman Sachs Group,
  Sr. Notes, 144A, 6.75%, 2/15/06 !                  4,100                 4305

International Lease Finance,
  Series M, MTN 5.50%, 6/7/04                        5,250                5,349

Lehman Brothers,
  Sr. Notes, 7.375%, 5/15/04(misc. symbol)           4,675                4,980

MBNA America Bank,
  Sr. Sub. Notes, 7.25%, 9/15/02                     2,815                2,839

Merrill Lynch, Sr. Notes, 7.00%, 3/15/06               225                  239

Midland Bank, Sr. Sub. Notes,
  7.625%, 6/15/06                                    4,300                4,664

Morgan Stanley Dean Witter,
  Sr. Notes, 6.10%, 4/15/06                          1,700                1,761

PHH, MTN, 8.125%, 2/3/03                             3,500                3,603

Phoenix Home Life Insurance,
  144A, 6.95%, 12/1/06                               1,000                1,029

Provident Bank, Sr. Sub. Notes,
  7.125%, 3/15/03                                    1,725                1,752

St. Paul Companies,
  Sr. Notes, 5.75%, 3/15/07                          2,475                2,470

Union Planters, Sr. Sub. Notes,
  6.25%, 11/1/03                                       160                  165
                                                                         68,709


Consumer Products and Services  7.1%

Clear Channel Communications,
  Sr. Notes, 7.875%, 6/15/05                         2,740                2,894

Dayton Hudson Corporation,
  Sr. Notes, 7.50%, 7/15/06                          2,500                2,745

Diageo Capital,
  Sr. Notes, 6.625%, 6/24/04                         2,000                2,119

Eastman Kodak
  Sr. Notes
    6.375%, 6/15/06(misc. symbol)                    1,760                1,787
    9.75%, 10/1/04                                     350                  384

Federated Department Stores,
  Sr. Notes, 8.125%, 10/15/02              $         4,250      $         4,340

Fred Meyer, Sr. Notes, 7.15%, 3/1/03                 3,000                3,093

Grand Metropolitan Investment,
  Sr. Notes, Zero Coupon, 1/6/04                     3,675                3,479

Kellogg, Sr. Notes, 5.50%, 4/1/03                    3,000                3,060

Kraft Foods, Sr. Notes, 4.625%, 11/1/06              3,850                3,809

McCormick, Sr. Notes, 6.40%, 2/1/06                  3,000                3,102

Nabisco, Sr. Notes, 6.125%, 2/1/03                     260                  265

Ralcorp Holdings,
  Sr. Notes, 8.75%, 9/15/04                          4,000                4,386

Sears Roebuck Acceptance,
  Sr. Notes, 6.75%, 9/15/05                          4,500                4,722

Sony, Sr. Notes, 6.125%,
  3/4/03(misc. symbol)                               2,300                2,350

Viacom, Sr. Notes, 6.40%,
  1/30/06(misc. symbol)                              1,940                2,023

Wal-Mart, Sr. Notes, 6.55%,
  8/10/04(misc. symbol)                              4,425                4,688
                                                                         49,246


Energy  0.5%

PDV America, Sr. Notes, 7.875%, 8/1/03               1,605                1,606

YPF Sociedad Anonima,
  Sr. Notes, 7.25%, 3/15/03                          2,590                2,046
                                                                          3,652


Industrial  9.9%

Boeing Capital, Sr. Notes, 7.10%, 9/27/05            4,250                4,568

Brascan, Sr. Notes, 7.375%, 10/1/02                  4,635                4,677

Caterpillar Financial Services,
  Sr. Notes, 6.875%, 8/1/04                          3,500                3,698

Daimler Chrysler North America,
  Sr. Notes, 6.90%, 9/1/04(misc. symbol)             3,250                3,405

Ford Motor Credit,
  Sr. Notes, 6.875%, 2/1/06                          3,475                3,582

GMAC, Sr. Notes, 7.50%,
  7/15/05(misc. symbol)                              3,400                3,623

Hertz, Sr. Notes, 8.25%, 6/1/05                      1,750                1,853

Hutchison Whampoa Finance,
  Sr. Notes, 144A, 6.95%, 8/1/07                     4,500                4,746

International Paper,
  Sr. Notes, 8.00%, 7/8/03                           4,675                4,896

Northrop Grumman,
  Sr. Notes, 8.625%, 10/15/04                        5,550                6,040

Parker Hannifin,
  Sr. Notes, 5.65%, 9/15/03                            250                  256

Praxair
  Sr. Notes
    6.15%, 4/15/03                                   2,555                2,623
    6.75%, 3/1/03                                    3,200                3,290

Raytheon, Sr. Notes, 6.45%, 8/15/02                  4,250                4,280

Toyota Motor Credit,
  Sr. Notes, 5.625%, 11/13/03                        3,250                3,369

Tyco International,
  Sr. Notes, 5.875%, 11/1/04                         4,750                4,370

United Technologies,
  Sr. Notes, 6.625%, 11/15/04                        3,250                3,442

Waste Management,
  Sr. Notes, 6.625%, 7/15/02                         2,660                2,670

Weyerhaeuser, Sr. Notes,
  5.50%, 3/15/05                                     3,500                3,557
                                                                         68,945


Media and Communications  6.0%

360 Communications, Sr. Notes,
  7.125%, 3/1/03                           $         3,250      $         3,319

AOL Time Warner,
  Sr. Notes, 5.625%, 5/1/05                          3,500                3,496

Bellsouth, Sr. Notes, 5.00%, 10/15/06                5,200                5,208

British Telecommunications, Sr. Notes, STEP
  7.875%, 12/15/05(misc. symbol)                     4,400                4,737

Cox Communications
  Sr. Notes
    6.15%, 8/1/03                                    4,036                4,080
    6.875%, 6/15/05                                  2,350                2,373

MCI Communciations,
  Sr. Notes, 7.50%, 8/20/04                          3,000                2,235

SBC Communications, Sr. Notes,
  5.75%, 5/2/06(misc. symbol)                        4,750                4,882

Sprint Capital, Sr. Notes,
  5.70%, 11/15/03(misc. symbol)                      3,140                2,991

Telefonica Europe, Sr. Notes,
  7.35%, 9/15/05(misc. symbol)                       4,000                4,261

U.S. West Communications,
  Sr. Notes, 7.20%, 11/1/04                          3,500                3,343

Worldcom, Sr. Notes, 6.50%,
  5/15/04(misc. symbol)                              1,250                  913
                                                                         41,838


Transportation  2.6%

Amerco, Sr. Notes, 8.80%,
  2/4/05(misc. symbol)                               2,000                2,039

Canadian National Railway,
  Sr. Notes, 6.625%, 5/15/03                         5,150                5,288

ERAC USA Finance, Sr. Notes,
  144A, 6.375%, 5/15/03                              2,175                2,222

GATX Capital, Sr. Notes, 6.875%, 11/1/04             1,725                1,678

Norfolk Southern, Sr. Notes,
  7.875%, 2/15/04                                      125                  133

Southwest Airlines,
  Sr. Notes, 8.75%, 10/15/03                         2,100                2,237

Union Pacific, Sr. Notes,
  5.84%, 5/25/04(misc. symbol)                       4,500                4,635
                                                                         18,232


Utilities  10.3%

Alabama Power, Sr. Notes,
  5.49%, 11/1/05                                     4,250                4,342

American Electric Power,
  Sr. Notes, 6.125%, 5/15/06(misc. symbol)           3,755                3,783

Arizona Public Service,
  Sr. Notes, 5.875%, 2/15/04                         5,250                5,395

CE Electric UK Funding,
  Sr. Notes, 144A, 6.853%, 12/30/04                  2,370                2,440

Coastal
  Sr. Notes
    6.50%, 5/15/06                                   2,900                2,846
    7.50%, 8/15/06                                   3,500                3,555

Constellation Energy Group,
  Sr. Notes, 6.35%, 4/1/07                           3,000                3,080

Consumers Energy, 1st Mtg.,
  6.00%, 3/15/05                                     2,130                2,156

DTE Energy, Sr. Notes, 6.00%, 6/1/04                 4,500                4,613

Dynegy Holdings, Sr. Notes,
  8.125%, 3/15/05(misc. symbol)            $         2,680      $         2,184

Energy East, Sr. Notes,
  5.75%, 11/15/06(misc. symbol)                      5,000                4,918

FirstEnegy, Sr. Notes, 5.50%, 11/15/06               3,650                3,530

K N Energy, Sr. Notes, 6.65%, 3/1/05                 5,600                5,810

Mirant Americas Generation LLC,
  Sr. Notes, 7.625%, 5/1/06(misc. symbol)            3,350                2,847

National Rural Utilities, 5.00%, 10/1/02             4,450                4,483

Niagara Mohawk Power,
  Sr. Notes, 5.375%, 10/1/04                         5,000                5,050

Nisource Finance,
  Sr. Notes, 5.75%, 4/15/03                          3,300                3,238

Sempra Energy, Sr. Notes, 6.80%, 7/1/04              4,300                4,471

Utilicorp United,
  Sr. Notes, 7.00%, 7/15/04                          3,250                3,138
                                                                         71,879

Total Corporate Bonds and Notes (Cost  $320,154)                        322,501



ASSET-BACKED SECURITIES  15.4%

BMW Vehicle Owner Trust, Series 1999-A, Class A4
  6.54%, 4/25/04                                     1,892                1,918

Capital Auto Receivables Asset
  Series 2002-2, Class A4, 4.50%, 10/15/07           3,000                3,038

  Series 2002-2, Class CTFS,
  4.18%, 10/15/07                                    3,000                3,026

Chase Manhattan Auto Owner Trust
  Series 2001-B, Class A4, 3.80%, 5/15/08            2,100                2,082

  Series 2001-B, Class CTFS, 3.75%, 5/15/08          1,400                1,391

  Series 2002-A, Class A3, 3.49%, 3/15/06            5,750                5,756

CIT RV Trust
  Series 1997-A, Class A6, 6.35%, 4/15/11            1,336                1,374

  Series 1998-A, Class A4, 6.09%, 2/15/12            4,250                4,371

Citibank Credit Card Issuance Trust,
  Series 2000-A, Class 1 6.90%, 10/15/07            11,100               11,885

Comed Transitional Funding Trust,
  Series 1998-1, Class A5 5.44%, 3/25/07             4,530                4,684

CPL Transition Funding,
  Series 2002-1, Class A1 3.54%, 1/15/07             5,750                5,768

Dayton Hudson Credit Card Master Trust,
  Series 1998-1, Class A 5.90%, 5/25/06              3,200                3,311

Dealer Auto Receivables Trust,
  Series 2000-1, Class A3 7.07%, 5/17/04             3,569                3,624

Harley Davidson Eaglemark,
  Series 1998-1, Class A2 5.94%, 2/15/04                94                   95

Harley Davidson Motorcycle Trust,
  Series 2001-1, Class B 5.29%, 1/15/09    $         2,624      $         2,683

Honda Auto Receivables Owner Trust,
  Series 2002-1, Class A4 4.22%, 4/16/07             6,000                6,016

John Deere Owner Trust,
  Series 2001-A, Class A4 3.78%, 9/15/08             5,175                5,096

MBNA Credit Card Master Note Trust
  Series 2001-A1, Class A1, 5.75%, 10/15/18          4,675                4,876

MBNA Master Credit Card Trust
  Series 1999-K, Class C, 2.79%, 3/15/05             3,000                2,997

  Series 1999-M, Class A, 6.60%, 4/16/07            11,475               12,123

  Series 2000-A, Class C, 7.90%, 7/16/07               250                  267

Nissan Auto Receivables Owner Trust
  Series 2000-C, Class A3, 6.72%, 8/16/04            3,929                4,031

  Series 2002-A, Class A4, 4.28%, 10/16/06           1,000                1,008

Peco Energy Transition Trust,
  Series 1999-A, Class A3 2.185%, 3/1/06               232                  232

Reliant Energy Transition Bond Trust,
  Series 2001-1, Class A1 3.84%, 9/15/07             6,000                5,994

Salomon Smith Barney RV Trust,
  Series 2001-1, Class A3 4.74%, 2/15/13             5,000                5,048

WFS Financial Owner Trust,
  Series 2000-A, Class A-4 7.41%, 9/20/07            4,450                4,715

Total Asset-Backed Securities (Cost  $105,923)                          107,409



U.S. GOVERNMENT
MORTGAGE-BACKED SECURITIES  12.0%

U.S. Government Agency Obligations  10.2%

Federal Home Loan Mortgage
    6.50%, 9/1/02 - 5/1/05                             667                  672
    9.50%, 9/1/02                                        2                    2
    10.00%, 11/1/02 - 10/1/05                           39                   41

  CMO
    5.50%, 4/15/10                                   5,000                5,157
    5.75%, 6/15/10 - 6/15/23                         4,994                5,109
    6.00%, 1/15/08 - 1/15/26                        22,316               22,923
    6.50%, 4/15/21 - 6/15/26                         8,376                8,763
  PTC, 10.75%, 12/1/09                                  59                   64

Federal National Mortgage Assn.
    5.00%, 1/1/09                          $         5,170      $         5,155
    5.50%, 11/1/05                                       2                    2
    6.00%, 7/1 - 11/1/13                               925                  949
    7.00%, 6/1 - 9/1/03                              1,008                1,017
    9.00%, 5/1/05                                      434                  455

  ARM
    3.903%, 5/1/17-11/1/20                             298                  302
    3.991%, 3/1/20                                      35                   36
    3.994%, 10/1/17                                     36                   36
    4.011%, 7/1/27                                     279                  284
    4.044%, 3/1/18                                      14                   14
    4.073%, 12/1/16 - 5/1/31                            90                   91
    4.103%, 3/1/19                                       5                    5
    4.75%, 6/1 - 7/1/18                                 39                   41
    5.00%, 5/1/24                                       59                   62
    5.25%, 11/1/17                                      28                   28
    5.43%, 11/1/21                                     116                  117
    5.509%, 1/1/19                                     418                  452
    6.817%, 10/1/14                                      9                    9

  CMO
    6.00%, 11/18/17                                  3,061                3,110
    6.50%, 7/25/16 - 5/25/28                         5,218                5,365
    7.00%, 8/25/20                                   1,286                1,309
    9.00%, 1/25/08                                   3,724                3,970
  Principal Only, 10/25/03                           1,523                1,474
  TBA, 6.00%, 1/1/17                                 3,668                3,726
                                                                         70,740

U.S. Government Guaranteed Obligations  1.8%

Government National Mortgage Assn.

  I
    8.50%, 2/15/05 - 3/15/06                           111                  118
    10.00%, 11/15/09 - 10/15/21                        158                  174
    10.50%, 11/15/15                                    92                  103
    11.50%, 3/15/10 - 12/15/15                         862                  982

  II
    10.00%, 10/20/20                                    30                   33

  GPM, I
    9.50%, 8/15 - 10/15/09                 $             2      $             2
    11.00%, 8/15/10                                     46                   52
    11.25%, 7/15 - 8/15/13                              95                  107
    11.75%, 8/15/13 - 10/15/15                         297                  341

  GPM, II, 11.00%, 9/20/13 - 4/20/14                     4                    5

  Midget, I
    7.00%, 9/15/12 - 12/15/13                        9,981               10,549
    8.00%, 5/15/07                                     256                  271
    9.00%, 11/15/02 - 2/15/06                          107                  113
    9.50%, 8/15/03 - 4/15/05                            13                   14
    10.00%, 8/15 - 10/15/04                             75                   77
                                                                         12,941

Total U.S. Government Mortgage-Backed
Securities (Cost  $81,915)                                               83,681


NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  5.3%

Fifth Third Mortgage Loan Trust,
  Series 2000-FTB1, Class A1
  6.588%, 10/18/30                                      57                   57

GMAC Commercial Mortgage Securities,
  Series 1998-C2, Class A1 CMO,
  6.15%, 5/15/35                                     3,254                3,389

GSR Mortgage Loan Trust,
  Series 2001-1, Class A12
  4.612%, 10/25/31                                   5,250                5,271

LB Commercial Conduit Mortgage Trust,
  Series 1999-C1, Class A1
  CMO, 6.41%, 8/15/07                                3,767                3,943

Mellon Residential Funding,
  Series 2001-HEIL, Class A3
  5.945%, 2/25/11                                      575                  592

Money Store Home Equity Trust,
  Series 197-C, Class AF8
  6.575%, 1/15/39                                    4,222                4,342

Prudential Securities Secured Financing,
  Series 1999-NRF1, Class A1
  CMO, 6.074%, 1/15/08                                 884                  915

Residential Funding Mortgage,
Series 1999-S3, Class A1,
  CMO 6.50%, 1/25/29                                 3,345                3,399

Ryland Mortgage Securities,
  Series 1998-MS2, Class A, VR
  5.16%, 10/25/18                                       59                   59

Saxon Asset Securities Trust,
  Series 1997-3, Class AF6
  6.73%, 2/25/27                                     3,630                3,797

Sovereign Bank Home Equity Loan Trust
  Series 2000-1, Class A2, 6.96%, 4/25/03  $           215      $           214
  Series 2000-1, Class A6, 7.25%, 2/25/15              635                  676

Summit Mortgage Trust,
  Series 2002-1, Class A1,
  CMO 6.34%, 6/28/16                                 3,200                3,291

Washington Mutual
  Series 2001-1, Class A1, CMO,
  5.63%, 9/25/31                                     3,930                3,947

  Series 2001-6, Class II, CMO,
  5.997%, 2/25/31                                    3,094                3,113

Total Non-U.S. Government
Mortgage-Backed Securities (Cost  $36,213)                               37,005


U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  15.2%

U.S. Government Agency Obligations  4.6%

Federal Home Loan Mortgage, 5.75%, 7/15/03          17,000               17,588

Federal National Mortgage Assn.
  4.00%, 8/15/03                                    11,000               11,170
  5.25%, 1/15/03                                     3,250                3,313
                                                                         32,071


U.S. Treasury Obligations  10.6%

U.S. Treasury Bonds, 10.75%, 2/15/03                 4,500                4,771

U.S. Treasury Notes
  3.875%, 6/30/03                                   15,000               15,240
  5.75%, 11/30/02                                   11,850               12,076
  5.875%, 11/15/04                                  30,000               31,687
  6.375%, 8/15/02                                   10,000               10,095
                                                                         73,869

Total U.S. Government
Obligations/Agencies (Cost  $104,387)                                   105,940


OTHER  0.0%

Taxable Municipal  0.0%

University of Miami, Series A,
6.90%, 4/1/04 (MBIA Insured)                            50                   53

Total Other (Cost  $50)                                                      53


Money Market Funds  5.9%

T. Rowe Price Reserve
Investment Fund, 1.98% #                            40,662               40,662

Total Money Market Funds (Cost  $40,662)                                 40,662

Total Investments in
Securities 100.1% of
Net Assets (Cost  $689,304)                                     $       697,251

Other Assets Less Liabilities                                              (876)

NET ASSETS                                                      $       696,375
                                                                ---------------


Net Assets Consist of:

Undistributed net investment
income (loss)                                                   $        (1,799)

Undistributed net
realized gain (loss)                                                    (40,413)

Net unrealized gain (loss)                                                7,947

Paid-in-capital applicable
to 146,500,552 shares of
$0.01 par value capital
stock outstanding;
1,000,000,000 shares
authorized                                                              730,640

NET ASSETS                                                      $       696,375
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          4.75
                                                                ---------------

             # Seven-day yield

(misc. symbol) All or a portion of this security is on loan at May 31,
               2002 - See Note 2

             ! Private placement

         144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to $25,465 and represents 3.7% of net assets.

          ARM  Adjustable Rate Mortgage

          CMO  Collateralized Mortgage Obligation

          GPM  Graduated Payment Mortgage

         MBIA  Municipal Bond Investors Assurance Corp.

          PTC  Pass-Through Certificate

         STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

          TBA To Be Announced security was purchased on a forward commitment basis

           VR  Variable Rate


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------



Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                              5/31/02

Investment Income (Loss)

Income

  Interest                                                 $   32,560

  Securities lending                                               58

  Total income                                                 32,618


Expenses

  Investment management                                         1,881

  Shareholder servicing                                           955

  Custody and accounting                                          147

  Prospectus and shareholder reports                               95

  Registration                                                     41

  Legal and audit                                                  17

  Proxy and annual meeting                                         14

  Directors                                                        13

  Miscellaneous                                                     5

  Total expenses                                                3,168

  Expenses paid indirectly                                        (11)

  Net expenses                                                  3,157


Net investment income (loss)                                   29,461


Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                          3,545

Change in net unrealized
gain (loss) on securities                                        (186)

Net realized and
unrealized gain (loss)                                          3,359

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   32,820
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                   5/31/02              5/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $        29,461      $        23,613

  Net realized gain (loss)                           3,545                1,653

  Change in net unrealized
  gain (loss)                                         (186)              15,324

  Increase (decrease) in
  net assets from operations                        32,820               40,590


Distributions to shareholders

  Net investment income                            (29,750)             (23,613)


Capital share transactions *

  Shares sold                                      401,342              154,697

  Shares issued in connection
  with fund acquisition                                 --              156,600

  Distributions reinvested                          26,827               21,034

  Shares redeemed                                 (203,497)            (167,346)

  Increase (decrease) in net
  assets from capital
  share transactions                               224,672              164,985


Net Assets

Increase (decrease)
during period                                      227,742              181,962

Beginning of period                                468,633              286,671

End of period                              $       696,375      $       468,633
                                           -------------------------------------


*Share information

  Shares sold                                       84,201               33,372

  Shares issued in connection
  with fund acquisition                                 --               34,118

  Distributions reinvested                           5,629                4,525

  Shares redeemed                                  (42,759)             (36,048)

  Increase (decrease)
  in shares
  outstanding                                       47,071               35,967


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
                                                                    May 31, 2002



Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Short Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to June 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, the fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of $187,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended

     May 31, 2002, the effect of this change was to decrease net investment income by $280,000 ($0.002 per share), increase net realized gain/loss on securities by $172,000 ($0.001 per share), and increase net unrealized gain/loss on securities by $108,000 ($0.001 per share). This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At May 31, 2002, the value of loaned securities was $20,591,000; aggregate collateral consisted of $21,563,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $343,741,000 and $221,466,000, respectively, for the year ended May 31, 2002. Purchases and sales of U.S. government securities aggregated $124,319,000 and $49,802,000, respectively, for the year ended May 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended May 31, 2002, totaled $29,750,000 and were characterized as ordinary income for tax purposes. At May 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
  Unrealized appreciation                                  $11,378,000

  Unrealized depreciation                                   (3,727,000)

  Net unrealized
  appreciation (depreciation)                                7,651,000

  Undistributed ordinary income                             (1,589,000)

  Capital loss carryforwards                               (40,327,000)

  Distributable earnings                                   (34,265,000)

  Paid-in capital                                          730,640,000

  Net assets                                              $696,375,000


     Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the fund utilized $3,374,000 of capital loss carryforwards. As of May 31, 2002, the fund had $20,817,000 of capital loss carryforwards that expire in 2003, $10,744,000 that expire in 2004, and $8,766,000 that expire thereafter through 2009. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended May 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to expiring capital loss carryforwards and the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.



--------------------------------------------------------------------------------
  Undistributed net
  investment income                                        $  170,000

  Undistributed net
  realized gain                                             2,495,000

  Paid-in capital                                          (2,665,000)


     At May 31, 2002, the cost of investments for federal income tax purposes was $689,600,000.


NOTE 4- ACQUISITION

     On November 1, 2000, the Short-Term Bond Fund acquired substantially all of the assets of T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Short-Term U.S. Government Fund (collectively, the acquired funds), pursuant to the Agreement and Plan of Reorganization dated September 1, 2000, and approved by shareholders of the acquired funds on October 25, 2000. The acquisition was accomplished by a tax-free exchange of 7,708,209 shares of Short-Term Bond Fund (with a value of $35,381,000) for the 7,897,473 shares of T. Rowe Price Summit Limited-Term Bond Fund outstanding at the merger date; an additional 26,409,509 shares of Short-Term Bond Fund (with a value of $121,219,000) were exchanged for the 26,583,256 shares of
     T. Rowe Price Short-Term U.S. Government Fund outstanding at that date. The net assets of the acquired funds at the merger date, which collectively included $10,704,000 of accumulated net realized losses, $1,028,000 of net unrealized loss, and no accumulated net investment income/loss, were combined with those of Short-Term Bond Fund, resulting in aggregate net assets of $460,097,000.


NOTE 5- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $211,000 was payable at May 31, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through May 31, 2004, which would cause the fund's ratio of total expenses to average net assets to exceed 0.55%. Thereafter, through May 31, 2006, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $535,000 of management fees were not accrued by the fund for the year ended May 31, 2002. At May 31, 2002, unaccrued fees in the amount of $961,000 remain subject to reimbursement by the fund through May 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $767,000 for the year ended May 31, 2002, of which $67,000 was payable at period-end.

     The fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the fund's Board of Directors, the fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2002, the fund was charged $29,000 for shareholder servicing costs related to the college savings plans, $4,000 of which was payable at period-end. At May 31, 2002, approximately 1.8% of the outstanding shares of the fund were held by college savings plans.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and in the case of
     T. Rowe Price Spectrum International, T. Rowe Price International. For the year ended May 31, 2002, none of the funds shares were held by Spectrum and no spectrum expenses were allocated to the fund.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2002, totaled $896,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of T. Rowe Price Short-Term Bond Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Bond Fund, Inc. ("the Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2002



T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------


Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1983                            estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001
--------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1983                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1992                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of T. Rowe
Price Portfolios                Principal Occupation(s) During Past 5 Years and
Overseen]                       Other Directorships of Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Managing Director, T. Rowe Price
(5/26/48)                       and T. Rowe Price Group, Inc.; Chairman of the
1997                            Board, Short-Term Bond Fund
[37]
--------------------------------------------------------------------------------
James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
1983                            Managing Director, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Short-Term Bond Fund
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Managing Director,
1997                            T. Rowe Price Group, Inc.; Chief Investment
[98]                            Officer, Director, and Managing Director,
                                T. Rowe Price; Chairman and Director, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.



T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Connice A. Bavely (3/5/51)              Vice President, T. Rowe Price and
Vice President, Short-Term Bond Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Steven G. Brooks (8/5/54)               Vice President, T. Rowe Price and
Vice President, Short-Term Bond Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Jennifer A. Callaghan (5/6/69)
Assistant Vice President,
Short-Term Bond Fund                    Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price,
Treasurer, Short-Term Bond Fund         T. Rowe Price Group, Inc., and T. Rowe
                                        Price Investment Services, Inc.
--------------------------------------------------------------------------------
Patrick S. Cassidy (8/27/64)            Vice President, T. Rowe Price and
Vice President, Short-Term Bond Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Charles B. Hill (9/22/61)               Vice President, T. Rowe Price and
Vice President, Short-Term Bond Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)             Managing Director, T. Rowe Price;
Vice President, Short-Term Bond Fund    Director and Managing Director, T. Rowe
                                        Price Group, Inc.; Vice President,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.; Vice President and Director,
                                        T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Services, Inc., and
                                        T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Short-Term Bond Fund         and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------
Cheryl A. Mickel (1/11/67)              Vice President, T. Rowe Price and
Vice President, Short-Term Bond Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Short-Term Bond Fund        Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
Robert M. Rubino (8/2/53)               Vice President, T. Rowe Price and
Vice President, Short-Term Bond Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
President, Short-Term Bond Fund         Price Group, Inc., and T. Rowe Price
                                        Trust Company; Vice President, Director,
                                        and Chief Investment Officer, T. Rowe
                                        Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*



BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced



BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond



MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money



INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F55-050  5/31/02